Filed pursuant to Rule 497(a)

File No. 333-259996

Rule 482 ad

Income Real Estate Fund Merger Documents are Now Available

As an investor in one or more of our income-focused eREITs, we are writing to inform you that the planned merger of our six Income eREITs into the Fundrise Income Real Estate Fund is on track, and documentation regarding the merger is now available on the Fundrise website.

We expect to have more information regarding the precise timing of the execution of the merger within the next month.

No action is required on your part, but we encourage you to read the following documents with information on the new Fund and the Merger:

•	Fundrise Income Real Estate Fund Prospectus
•	Fundrise Income Real Estate Fund Statement of Additional Information
•	Planned Merger’s Joint Information Statement / Prospectus
•	Planned Merger’s Statement of Additional Information

If you have any questions or feedback, please don’t hesitate to reach out to investments@fundrise.com or reply directly to this email.

Best,

The Fundrise Team